FAIR VALUE MEASUREMENTS	9 Months Ended
Sep. 30, 2023
Notable Labs Inc [Member]
Restructuring Cost and Reserve [Line Items]
FAIR VALUE MEASUREMENTS

NOTE 4 – FAIR VALUE MEASUREMENTS

The following table sets forth the Company’s financial liabilities that are measured at fair value on a recurring basis by level with the fair value hierarchy (in thousands):

	As of September 30, 2023
	Level 1	Level 2	Level 3	Total Fair Value
Liabilities
SAFE notes	$—	$—	$9,077	$9,077
Preferred stock warrant liability	$—	$—	$231	$231

	As of December 31, 2022
	Level 1	Level 2	Level 3	Total Fair Value
Liabilities
Preferred stock warrant liability	$—	$—	$5,113	$5,113

There were no transfers between Levels 1, 2, or 3 during the nine months ended September 30, 2023 and the year ended December 31, 2022. Additionally, there were no cash equivalents or marketable securities held as of September 30, 2023 or December 31, 2022.

The value of the warrants was based on the estimated value of the warrant using the Black-Scholes model as of September 30, 2023. The following assumptions were used in determining the fair value of the warrants:

Risk Free interest rate	4.6%
Expected life (years)	8.75
Expected volatility	95.0%
Annual dividend yield	0%

In connection with the Merger Agreement, the Company entered into SAFEs with certain investors by which the Company received $4.3 million of gross proceeds and a Series D Preferred Stock Purchase Agreement (the “Series D Purchase Agreement”). Under the terms of the Series D Purchase Agreement, the SAFE holders will exchange their respective SAFEs for 6,118,198 shares of Series D-1 Preferred Stock at the time when all conditions precedent to the closing of the Merger contained in the Merger Agreement, shall have been satisfied or waived and all other conditions precedent in the Series D Purchase Agreement have been satisfied or waived. In the event the Merger does not close, the SAFE holders will not have their funds returned. The value of the SAFE notes was based on the conversion value of the SAFE notes as of September 30, 2023.

On June 28, 2023, Notable entered into Simple Agreements for Future Equity (the “D-2 SAFEs”) with certain investors who committed to purchase shares of Series D-2 Preferred Stock pursuant to the Series D Purchase Agreement. The D-2 SAFEs will convert into shares of Series D-2 Preferred Stock without a discount and reduce the purchase price owed by each such investor under the Series D Purchase Agreement on a dollar-for-dollar basis. In the event the Merger does not occur, the Series D-2 SAFEs will remain outstanding. Notable received approximately $2.0 million of aggregate gross proceeds from the purchasers of the D-2 SAFEs prior to June 30, 2023.

The following is a summary of the Company’s SAFE warrant liability and SAFE notes activity for the nine months ended September 30, 2023:

	Redeemable convertible preferred stock warrant liability	SAFE notes
Balance as of December 31, 2022	$5,113	$—
Fair value of SAFE notes at issuance	—	6,354
Change in fair value	(4,882)	2,723
Balance as of September 30, 2023	$231	$9,077

The change in the fair value of the redeemable convertible preferred stock warrant liability resulted from a reduction in the value per warrant based on the fair market valuation of the warrants as of September 30, 2023. The reduction primarily related to the price of the underlying stock being substantially less than previously expected.

The fair value of SAFE notes at issuance consists of the $4.3 million notes received in the first quarter of 2023 related to the Series D-1 Preferred Stock and the $2.0 million notes received in the second quarter of 2023 related to the Series D-2 Preferred Stock. The change in the fair value is based on the conversion values included in the SAFE notes.